Supplement to

CALVERT IMPACT FUND, INC.
Calvert Large Cap Growth Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert Global Water Fund

Statement of Additional Information dated January 31, 2010,

as revised August 2, 2010

Date of Supplement: November 30, 2010

On November 29, 2010, Calvert Mid Cap Value Fund merged into Calvert Capital Accumulation Fund, a series of Calvert World Values Fund, Inc.  Accordingly, please delete from the Statement of Additional Information all references and information regarding Calvert Mid Cap Value Fund.

On November 29, 2010, Calvert Small Cap Value Fund converted from a small cap value fund to a small cap core fund and was renamed “Calvert Small Cap Fund.”  Accordingly, all references to “Calvert Small Cap Value Fund” are changed to “Calvert Small Cap Fund” throughout the Statement of Additional Information.

The section “Investment Advisor and Subadvisors” on page 36 is amended to state that, effective November 30, 2010, the Advisor has voluntarily agreed to waive 0.05% of Calvert Small Cap Fund’s annual advisory fee based on average daily net assets, and that Calvert may cease this waiver at any time.

The section “Method of Distribution” on page 46 is amended to state that expenses under Calvert Small Cap Fund's Class B Plan may not exceed, on an annual basis, 1.00% of the Fund's Class B average daily net assets.

The section “General Information” on page 55 is amended to state that Calvert Small Cap Fund has four separate classes of shares: Class A, Class B, Class C and Class I.